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                                  EXHIBIT 10.27

                                                                  EXECUTION COPY




                                                     Dated as of October 4, 1997







Cayenne Software, Inc.
14 Crosby Drive
Bedford, MA 01730
Attention:  Frederick H. Phillips

         RE: SECOND AMENDMENT (THE "SECOND LETTER AMENDMENT") TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF JUNE 5, 1996 AMONG CAYENNE SOFTWARE, INC. (F/K/A BACHMAN INFORMATION SYSTEMS, INC.) (THE "BORROWER") AND SILICON VALLEY BANK, AS AMENDED BY THE LETTER AMENDMENT DATED OCTOBER 4, 1996 (THE "1996 AMENDMENT") (AS AMENDED, THE "CREDIT AGREEMENT")

Ladies and Gentlemen:

         1. Introduction. Silicon Valley Bank, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02181 doing business under the name "Silicon Valley East" (the "Bank") hereby confirms that, at the Borrower's request, the Bank has: (i) approved the extension of the expiration date of the revolving credit facility established in favor of the Borrower under the Credit Agreement (the "Revolving Credit Line"), and (ii) approved certain other changes with respect to the Revolving Credit Line, all as set forth in further detail below. Unless otherwise defined herein, capitalized terms used as defined terms herein shall have the respective meanings ascribed to such terms as set forth in the Credit Agreement.

         2. Purpose. The purpose of this Second Letter Amendment is to evidence the acknowledgment of the Borrower that effective on the date that the conditions set forth in paragraph 3 below are satisfied, and notwithstanding anything to the contrary in the Credit Agreement, (i) the expiration date of the Revolving Credit Line shall be October 5, 1998; and (ii) the Credit Agreement shall be amended in the following additional respects as set forth on Annex I hereto (which Annex is hereby incorporated in this Letter Amendment by reference).


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         3. Conditions to Effectiveness. This Second Letter Amendment shall become effective upon the satisfaction of the following conditions, and on or before the date of execution hereof, all of the following conditions precedent shall have been satisfied:

         (a) Receipt of Bank Agreements. The receipt by the Bank of the following:

                  (i) Three counterparts of this Second Letter Amendment, duly executed on behalf of the Borrower;

                  (ii) An allonge to the Second Amended and Restated Revolving Credit Note in the form attached hereto as Exhibit A (the "Allonge"), duly executed on behalf of the Borrower;

                  (iii) A certificate as of a recent date with respect to the legal existence and good standing of the Borrower issued by the Secretary of State of its jurisdiction of organization and from each jurisdiction in which the Borrower is qualified to do business as a foreign corporation; and

                  (iv) A certificate of an Officer of the Borrower (a) certifying that, except as attached to the certificate, no amendments to its corporate charter or by-laws have been made since the June 5, 1996 closing of the Credit Agreement; (b) certifying the resolutions of its Boards of Directors approving this Second Letter Amendment and transactions contemplated hereby; and
(c) certifying the incumbency of the officers authorized to sign these amendatory loan documents and request advances on behalf of the Borrower;

         (f) Payment of Fees. On or before the date hereof the Borrower shall have paid:

                  (i) to the Bank, a closing fee in the amount of $25,000; and

                  (ii) to Hutchins, Wheeler & Dittmar, an amount equal to its legal fees and expenses in connection with the preparation, negotiation, execution and delivery of this Second Letter Amendment and related amendatory credit facility documents.

The Bank is hereby authorized to debit the Borrower's principal account or any other account maintained by the Borrower with the Bank for any principal, interest, fees or expenses then due under the terms of the Bank Agreements without prior notice.

                (g) Examination. The Bank shall have performed an examination of the books and records of the Borrower by an agent or representative of the Bank, and the results of such examination shall be acceptable to the Bank, in its sole and absolute discretion. The Borrower shall have paid for the reasonable cost of each such examination.



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                (h) Other Information. The Bank shall have received such other information or documents which the Bank or special counsel for the Bank may reasonably have requested in connection with the transactions contemplated by this Agreement (such information to be certified by the proper officers of the Borrower or governmental authority) and all actions the Bank may deem reasonably desirable in order to enable the Bank to exercise its rights and remedies hereunder shall have been duly provided or taken.

        4. Representations and Warranties. By affixing its signature hereto, the Borrower hereby certifies that its representations and warranties set forth in the Bank Agreements (including those contained in the Credit Agreement, as amended by the 1996 Amendment and this Second Letter Amendment) are true and correct as of the date hereof as if made on and as of the date hereof. The Borrower hereby further represents and warrants that the Borrower is not in violation of any term or condition of the Credit Agreement, as amended, or the Bank Agreements.

        5. Context; Waivers. Upon the effectiveness hereof, each reference in the previously executed Bank Agreements or any other document executed by or on behalf of the Borrower in connection with the Credit Agreement, as amended, to
(i) "the Credit Agreement", "the Amended and Restated Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by the 1996 Amendment and as amended hereby, and (ii) the "Revolving Credit Note", the "Amended and Restated Revolving Credit Note", "thereunder", "thereof", "therein" or words of like import referring to the Revolving Credit Note shall mean and be a reference to the Revolving Credit Note as amended by the 1996 Amendment and as amended hereby. Except as specifically set forth herein, the Credit Agreement, as amended, (including each covenant set forth therein if not otherwise expressly amended hereby) and each of the other Bank Agreements shall remain in full force and effect and each is hereby ratified and confirmed. The amendments set forth above (a) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement, as amended, or any other Bank Agreement, other than as expressly set forth above, and (b) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as amended by the 1996 Amendment and as amended hereby, or the other Bank Agreements.

         6. Counterparts. This Second Letter Amendment may be signed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

        7. Governing Law; Jurisdiction. THIS LETTER AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. THE BORROWER, FOR ITSELF AND ITS PROPERTIES, HEREBY SUBMITS, UNCONDITIONALLY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF,




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OR WITH RESPECT TO, THIS SECOND LETTER AMENDMENT, THE CREDIT AGREEMENT, AS
AMENDED, OR THE BANK AGREEMENTS; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA. THE BORROWER EXPRESSLY WAIVES ANY OBJECTIONS IT MAY HAVE AS TO THE VENUE IN ANY SUCH COURTS OR TO ANY CLAIM AS TO INCONVENIENT FORUM. THE BORROWER ALSO HEREBY INTENTIONALLY AND KNOWINGLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS SECOND LETTER AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED, OR THE BANK AGREEMENTS.

         8. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

         We are pleased to continue our relationship with the Borrower. If the foregoing is in accordance with your understanding, please sign where indicated below. This Second Letter Amendment shall become effective only when it shall have been signed by the Borrower and the Bank (provided, however, in no event shall this Second Letter Amendment become effective until signed by an officer of the Bank in California).

                        *********************************

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                             Cayenne Software, Inc.
                   Second Letter Amendment to Credit Agreement
                           Counterpart Signature Page


        IN WITNESS WHEREOF, this Second Letter Amendment has been executed under seal by or on behalf of each of the parties as of the day and year first written above.

SILICON VALLEY EAST                     SILICON VALLEY BANK (signed at Santa
                                        Clara, California)



By:  /s/ Tim O'Loughlin                 By:   /s/ Amy B. Young
   ---------------------------------       --------------------------------

Name:   Tim O'Loughlin                  Name:  Amy B. Young
     -------------------------------         ------------------------------

Title:       SVP                        Title: Vice President
      ------------------------------          -----------------------------

CAYENNE SOFTWARE, INC.


                                        By:  /s/ Frederick H. Phillips
                                           --------------------------------

                                        Name: Frederick H. Phillips
                                             ------------------------------

                                        Title: VP, Finance & Administration
                                              -----------------------------

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                       Annex I to Second Letter Amendment

             Effective upon and subject to the satisfaction of the conditions set forth in the foregoing Second Letter Amendment, the provisions of the Credit Agreement, as amended, referred to therein shall be hereby amended and restated in the following additional respects:

         1. The following definition in Section 1.1 of the Credit Agreement is hereby deleted and amended and restated in its entirety as follows:

                  (a) "Revolving Credit Facility Termination Date" shall mean the earlier of (a) the occurrence of an Event of Default, or (b) October 5, 1998.

         2. The financial covenants at Section 7.2 of the Credit Agreement (as amended by the 1996 Amendment) are further amended by deleting the Profitability covenant set forth in paragraph (a) thereof and replacing it in its entirety with the Tangible Net Worth Covenant set forth below:

                  (a) Tangible Net Worth (tested and reported quarterly). The Borrower shall maintain a Consolidated Tangible Net Worth of at least $5,500,000, tested at each quarter end.


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